SEE LEGEND ON REVERSE SIDE

Not Valid Unless Countersigned by Transfer Agent
Incorporated Under the Laws of Nevada

Number	Shares

CUSIP

RENEWABLE ENERGY ACQUISITION CORP.

Authorized Common Stock:
50,000,000 Shares; Par Value $0.001 per Share

THIS CERTIFIES THAT,

is the record holder of

Shares of the Common Stock of Renewable Energy Acquisition Corp., transferable only the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

Secretary	[Seal]	President

Interwest Transfer Co., Inc., P.O. Box 17136, Salt Lake City, UT 84117	Countersigned and Registered	Transfer Agent Authorized Signature

ASSIGNMENT

To Be Executed by the Registered Holder

For Value Received,	hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered
to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

of the shares of Common Stock represented by this Certificate, and hereby irrevocably constitute and appoint
Attorney to transfer this Certificate on
the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.

THIS CERTIFICATE HAS BEEN ISSUED AS PART OF A UNIT CONSISTING OF THE NUMBER OF SHARES OF COMMON STOCK STATED HEREON AND WARRANTS OF THE COMPANY IN AN AMOUNT EQUAL TO TWICE SUCH NUMBER REPRESENTED BY A WARRANT CERTIFICATE ATTACHED HERETO. THE COMMON STOCK WILL NOT BE TRANSFERABLE SEPARATE FROM THE WARRANTS UNTIL THE DATE ON WHICH THE COMPANY FILES WITH THE SECURITIES AND EXCHANGE COMMISSION A REPORT ON FORM 8-K OR OTHER APPROPRIATE FORM THAT INCLUDES AN AUDITED BALANCE SHEET REFLECTING THE COMPANY’S RECEIPT OF THE PROCEEDS OF THE PUBLIC OFFERING UNDER WHICH THE COMMON STOCK IS ORIGINALLY ISSUED.